COMMON STOCK PURCHASE AGREEMENT

Private and Confidential

THIS COMMON STOCK PURCHASE AGREEMENT, (the "Agreement") made as of the last executed date below (the "Effective Date"), by and among Belmont Partners, LLC, a Virginia limited liability company, with a principal address of 360 Main Street, Washington, VA 22747 ("Buyer"), and Rockport Healthcare Group, Inc (RPHL Acquisition Corp.) organized in the state of Delaware and a public vehicle traded under the symbol "RPHL" (the "Company") (Buyer and Company each a "Party" and collectively the "Parties").

W I T N E S S E T H:

WHEREAS, the Company currently has fifty million (50,000,000) authorized common shares and one million (1,000,000) authorized preferred shares, with a par value of $.001, of which approximately nineteen million, eight-hundred twenty-three thousand, nine-hundred thirty-seven (19,823,937) common shares are issued and outstanding and no preferred shares are issued and outstanding;

WHEREAS, the Company is prepared to provide a newly issued control block of stock representing fifty-one percent (51%) of the issued and outstanding common stock of the Company (the "Stock");

WHEREAS, Buyer wishes to purchase the Stock from the Company in order to facilitate a reverse merger of the Company with a to be determined operating business (the "Merger");

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, and subject to the terms and conditions hereof, the Parties agree as follows:

1. Agreeent to Purchase and Sell. The Company will sell to Buyer and Buyer agrees to purchase the Stock of the Company for one-hundred eighty thousand U.S. Dollars ($180,000.00) (the "Purchase Price"), on or about five (5) business days from the Effective Date (the "Closing"), payable according to the terms and conditions set forth in Section 2 herein.

2. Payment Terms.

a) On or before the Closing, Buyer shall deposit the Purchase Price with Tri-State Title & Escrow, LLC (the "Escrow Agent"), on behalf of the Buyer (the "Escrowed Funds"). Upon Closing, the Buyer shall cause the Escrowed Funds to be released to the Company.

b) On or before the Closing, Company shall deposit the certificate(s) representing the Stock into escrow with the Escrow Agent (the "Escrowed Stock"). Upon Closing, the Company shall cause the Escrowed Stock to be released to the Buyer.

Company: ______ Buyer: ______

3. Closing. On or before the Closing:

a) Buyer and Company shall exchange fully executed copies of this Agreement;

b) Company shall direct the board of directors of the Company to execute a resolution approving the terms of this Agreement and whereby all current Directors resign and Buyer, or Buyer's designee, is appointed as the sole Director of the Company (the "Appointment");

c) Company shall deliver to the Buyer:

(i) after the disbursement of the Escrowed Funds and all cash currently held by the Company to be issued as a dividend to the Company's shareholders (or placed into a trust) prior to the Closing, and prior to the Appointment, the Company shall provide to Buyer documentation showing that the Company has no liabilities and no assets. After Closing, Buyer and Mr. Meuse, in his capacity as sole director of the Company upon the Closing, agree to undertake any reasonable actions as directed by the former directors of the Company necessary to effectuate the completion of the cash dividend to the Company's shareholders of record prior to the Closing;

(ii) the Appointment;

(iii) the certificate(s) evidencing the Stock;

(iv) fully executed documentation to completely effectuate the transfer of stock pursuant to this Agreement; and,

(v) true and correct copies of all of the Company's business, financial and corporate records including but not limited to: correspondence files, bank statements, checkbooks, minutes of shareholder and directors meetings, financial statements, shareholder listing(s), stock transfer records, agreements and contracts (collectively the "Records").

4. Representations and Warranties of Company. Company hereby represents and warrants to Buyer that the statements in the following paragraphs of this Section 3 are all true and complete as of the date hereof, and shall be true and correct as of the Closing:

a) Title to Stock. Company has sole managerial and dispositive authority with respect to the Stock and have not granted any person a proxy that has not expired or been validly withdrawn. In addition, as of the date of Closing, there are no preferred shares issued and outstanding. The sale and delivery of the Stock to Buyer pursuant to this Agreement will vest in Buyer the legal and valid title to the Stock, free and clear of all

Company: ______ Buyer: ______

liens, security interests, adverse claims or other encumbrances of any character whatsoever ("Encumbrances") (other than Encumbrances created by Buyer and restrictions on resale of the Stock under applicable securities laws).

b) Shareholder List. The shareholder list provided by Company to Buyer pursuant to Section 2(c)(iii) herein, shall be certified as of the day of this Agreement and be fully reconcilable with the current records of the Depository Trust & Clearing Corporation (the "DTC"); unless otherwise proven to match DTC's record.

c) Liabilities of the Company. The Company has no liabilities, which have not been previously disclosed to Buyer, likely to have a Material Adverse Effect on the business or financial condition of the Company. For purposes of this Agreement, Material Adverse Effect shall mean any liability of the Company as of the Closing which would require a payment by the Company in excess of one thousand dollars ($1,000.00) in the aggregate.

d) Full Power and Authority. Company represents that it has full power and authority to enter into this Agreement, and that the Company has the authority to issue the Stock to the Buyer and to transfer control of the Company to the Buyer.

e) As of the date of Closing, the Company is duly organized and in good standing in the state of Delaware.

f) As of the date of Closing, the Company is current and up to date on all requisite filings with the Securities and Exchange Commission ("SEC"), including but not limited to filing their Form 10QSB for the period ending December 31, 2007. In such case that the filings with the SEC are not up to date as of the Closing; the Form 10QSB shall be filed no later than Friday May 2, 2008; as well, the Form 10K shall be filed no later than May 12, 2008.

g) As of the date of Closing, the Company's tax returns are filed and current.

h) The current Directors have been duly appointed as Directors of the Company and any and all other directors have previously resigned or been properly terminated. In addition, any and all officers of the Company have-resigned. Company shall deliver to Buyer all documents necessary to demonstrate to all interested regulatory bodies and agencies, the proper and lawful appointment to the Company's board of directors and any and all prior resignations and/or terminations of former Directors and officers.

i) Warrants and Options. Company hereby represent and warrant that there are no outstanding options or warrants of any kind issued by RPHL. However, if there are any existing warrants as of the Closing, they shall be cancelled no later than Friday May 2, 2008.

5. <u>Representations and Warranties of Buyer</u>. Buyer hereby represents and warrants to Company that the statements in the following paragraphs of this Section 5 are all true and

Company: SH Buyer: [signature]

complete as of the date hereof:

a) Exempt Transaction. Buyer understands that the offering and sale of the Stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act") and exempt from registration or qualification under any state law.

b) Full Power and Authority. Buyer represents that it has full power and authority to enter into this Agreement.

c) Information Concerning the Company. Based solely upon Company's disclosures to Buyer, Buyer believes it has enough information upon which to base an investment decision in the Stock.

d) Investment Experience. The Buyer understands that purchase of the Stock involves substantial risk. The Buyer:

(i) has experience as a purchaser in securities of companies in the development stage and acknowledges that it can bear the economic risk of Buyer's investment in the Stock; and,

(ii) has such knowledge and experience in financial, tax and business matters so as to enable Buyer to evaluate the merits and risks of an investment in the Stock, to protect Buyer's own interests in connection with the investment and to make an informed investment decision with respect thereto.

e) Restricted Securities. Buyer understands that the Stock is characterized as "restricted securities" under the Act inasmuch as they were acquired from the Company in a transaction not involving a public offering.

f) Buyer is an "accredited investor" as that term is defined in Rule 501 of Regulation D of the Act.

g) The filing of the 14F-1 statement will be completed and filed by the Buyer

6. Remedies of Discrepancies. Should it be discovered that the shareholder list does not reconcile with the DTC as stipulated in Section 4(b) herein ("List Discrepancy"), and/or the Security and Exchange Commission ("SEC") finds that the provided resignations/terminations of the former board members and/or officers, as stipulated in Section 4(f) herein, are insufficient ("Resignation Discrepancy") (List Discrepancy and Resignation Discrepancy collectively the "Discrepancies"), and upon Company's receipt of Notification regarding the Discrepancies, Company shall take all actions necessary to cure the discrepancies within fifteen (15) business days from the date of Notification. Upon the date of Notification, and on each business day thereafter, Company shall pay to Buyer one hundred U.S. Dollars ($100.00) per business day for Company's' breach of warranty. If, upon the sixteenth (16th) business day from the date of Notification, the Discrepancies have not been cured by Company, Buyer shall, upon its

Company: ____ Buyer: ____

discretion, take any and all actions necessary to expeditiously cure any remaining Discrepancies at a rate of four hundred U.S. Dollars ($400.00) a day, plus any incurred expenses, to be paid by Company which shall be billed weekly and due immediately upon receipt. Buyer agrees that any payments owed it pursuant to this section 6 will be made from the assets of the Company post-Closing, and shall exclude the Escrowed Funds and any cash held by Company (in trust or otherwise) prior to the Closing.

7. Covenant Not to Sue. In consideration of this Agreement, Company covenant and agree, for itself and for its agents, employees, legal representatives, heirs, executors or assigns (collectively the "Covenantors"), to refrain from making, directly or indirectly, any claim or demand, or to commence, facilitate commencement or cause to be prosecuted any action in law or equity against Buyer, its members, officers, directors, agents, employees, attorneys, accountants, consultants subsidiaries, successors, affiliates and assigns (collectively the "Buyer Covenantees"), on account of any damages, real or imagined, known or unknown, which Covenantors ever had, has or which may hereafter arise with respect to any and all disputes, differences, controversies or claims arising out of or relating to this Agreement and the transactions contemplated hereby, including but not limited to any question regarding the existence, content, validity or termination of this Agreement, other than such damages arising out of the Buyer's breach of any representation, warranty, or covenant of Buyer herein. The terms and conditions of this Section 6(a) shall be a complete defense to any action or proceeding that may be brought or instituted by Covenantors against the Buyer Covenantees, and shall forever be a complete bar to the commencement or prosecution of any action or proceeding with regard to this Agreement by Covenantors against the Buyer Covenantees.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, U.S.A. without giving effect to any other choice or conflict of law provision that would cause the application of the laws of any other jurisdiction other than the Commonwealth of Virginia.

9. Termination. The Parties may not, except for a material breach or failure of a condition or requirement, terminate this Agreement.

10. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. A telefaxed copy of this Agreement shall be deemed an original.

12. Headings. The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

13. Costs, Expenses. Each Party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement.

Company: ______ Buyer: ______

14. Modifications and Waivers. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the Effective Date of this Agreement, and signed by all Parties. No waiver of any breach, term, condition or remedy of this Agreement by any Party shall constitute a subsequent waiver of any other breach, term, condition or remedy. All remedies, either under this Agreement, by law, or otherwise afforded the Parties shall be cumulative and not alternative.

15. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

16. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the Parties with respect to the subject matter hereof.

17. Further Assurances. From and after the date of this Agreement, upon the request of any Party, the Parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

18. Term, Survival. This Agreement is effective from the Effective Date hereof, and shall remain in effect until all the rights and obligations of the Parties hereto have been fully performed, however Sections 4, 5, 6, and 19 shall survive this Agreement.

19. No Oral Representations. No oral or written representations have been made other than or in addition to those stated in this Agreement as of the date of Closing. The Parties are not relying on any oral statements made by any other Party, their representatives or affiliates regarding this Agreement.

20. Notices. All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received:

a) if given by telecopier, when transmitted and the appropriate telephonic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission;

b) if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails; and

c) if given by courier or other means, when received or personally delivered, and, in any such case, addressed as indicated herein, or to such other addresses as may be specified by any such Party to the other Party pursuant to notice given by such Party in

Company: ____ Buyer: ____

accordance with the provisions of this Section 18.

21. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial [or other] Arbitration Rules [including the Optional Rules for Emergency Measures of Protection], and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

22. Insider Trading. The Parties hereby certify that they have not themselves, nor through any third parties, purchased nor caused to be purchased in the public marketplace any publicly traded shares of the Company. The Parties further certify they have not communicated the nature of the transactions contemplated by this Agreement, are not aware of any disclosure of non public information concerning said transactions, and are not a party to any insider trading of Company shares.

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Company: ______ Buyer: ______

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date last written below.

BUYER

BELMONT PARTNERS, LLC

Wm B Barnes
COO

By: Joseph Meuse, Managing Member
Date: ______________

COMPANY
RPHL Acquisition Corp.

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By: Harry Neer, Director Date: ______________

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By: Ken Baldwin, Director Date: ______________

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By: Larry Hinson, Director Date: 5-2-05

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By: Eric Kolstad, Director Date: ______________